Exhibit 99.1

Reynolds American Inc.

P.O. Box 2990

Winston-Salem, NC 27102-2990

Contact:	Investor Relations:	Morris Moore	Media:	Jane Seccombe	RAI 2011-21
		(336) 741-3116		(336) 741-5068

RAI announces $2.5 billion share repurchase program,

pension and postretirement accounting change

WINSTON-SALEM, N.C. – Nov. 14, 2011 – Reynolds American Inc. (NYSE: RAI) announced today that its board of directors had authorized the repurchase of up to $2.5 billion of the company’s outstanding common stock over the next two-and-a-half years.

RAI said that the new share repurchase program, which goes into effect immediately, would be completed by mid-2014. The program allows for shares to be purchased from time to time in the open market, depending on market conditions, or in privately negotiated transactions.

The company also announced that British American Tobacco p.l.c. will participate through its wholly owned subsidiary, Brown & Williamson Holdings, Inc., in the share repurchase program, except for repurchases to offset new equity compensation issuances, to maintain its ownership of approximately 42 percent of RAI’s outstanding common stock.

“The share repurchase program clearly demonstrates our continuing commitment to returning value to our shareholders,” said Daniel M. Delen, RAI’s president and chief executive officer. “This announcement comes on top of two dividend increases announced earlier this year, which brought the total dividend increase to 14.3 percent for the year.”

In addition, the company said it is changing the way in which it accounts for pension and postretirement plans, adopting the mark-to-market methodology of accounting that recognizes actuarial gains and losses in the period during which they were incurred.

“The new policy increases transparency at the operating company level by reflecting current market returns, interest rates and health-care costs,” said Thomas R. Adams, RAI’s chief financial officer.

An analysis of pension and postretirement plan performance is generally performed annually as of December 31. Any actuarial gains or losses that fall outside a 10 percent corridor (10 percent of the greater of plan assets or benefit obligations) will be recognized during the fourth quarter as a mark-to-market adjustment included in pension and postretirement expense.

The change in accounting will be applied retrospectively to prior periods. The GAAP and adjusted EPS impact is highlighted in the following table, and is detailed on both a GAAP and adjusted basis in the attached schedules.

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		Full	Full
	Nine Months	Year	Year
GAAP EPS	2011	2010	2009
Previously Reported	$1.75	$1.90	$1.65
Net Accounting Change Impact	.13	.02	(.01)

Revised GAAP EPS	$1.88	$1.92	$1.64

		Full	Full
	Nine Months	Year	Year
Adjusted EPS	2011	2010	2009
Previously Reported	$1.96	$2.49	$2.32
Net Accounting Change Impact	.13	.14	.04

Revised Adjusted EPS	$2.09	$2.63	$2.36

“The change will not impact cash flow or funding requirements,” Adams said. “The company will adjust prior-years’ financials to be consistent with the new policy. We continue to monitor our pension plans closely to ensure that they remain well funded,” he said.

As a result of the pension and postretirement accounting change, RAI is revising its adjusted full-year EPS guidance to $2.77 to $2.82. This guidance excludes the effect of any potential mark-to-market adjustments for the pension and postretirement plans, as well as the impact of the Engle progeny lawsuits, the Scott lawsuit, implementation and integration costs, and tax items.

Web Disclosure

RAI’s website, www.reynoldsamerican.com, is the primary source of publicly disclosed news about RAI and its operating companies. We use the website as our primary means of distributing quarterly earnings and other company news. We encourage investors and others to register at www.reynoldsamerican.com to receive alerts when news about the company has been posted.

About Us

Reynolds American Inc. (NYSE: RAI) is the parent company of R.J. Reynolds Tobacco Company; American Snuff Company, LLC; Santa Fe Natural Tobacco Company, Inc.; and Niconovum AB.

•

R.J. Reynolds Tobacco Company is the second-largest U.S. tobacco company. The company’s brands include many of the best-selling cigarettes in the U.S., Camel, Pall Mall, Winston, Kool, Doral and Salem.

•	American Snuff Company, LLC is the nation’s second-largest manufacturer of smokeless tobacco products. Its leading brands are Grizzly, Kodiak and Levi Garrett.
•	Santa Fe Natural Tobacco Company, Inc. manufactures Natural American Spirit cigarettes and other additive-free tobacco products, and manages and markets other super-premium brands.
•	Niconovum AB markets innovative nicotine replacement therapy products in Sweden and Denmark under the Zonnic brand name.

Copies of RAI's news releases, annual reports, SEC filings and other financial materials, including risk factors containing forward-looking information, are available at www.reynoldsamerican.com.

(financial schedules follow)

Schedule 1

REYNOLDS AMERICAN INC.

Historical and MTM Pension/Postretirement Accounting

(Dollars in Millions, Except Per Share Amounts)

(Unaudited)

	Nine Months	Full Year
	2011	2010	2009
Historical Accounting

Pension
Amortization of net loss	$105	$121	$99
Other pension expense (income)	(29)	(7)	26

Pension expense	$76	$114	$125

Postretirement
Amortization of net loss	$22	$19	$15
Other postretirement expense	23	42	40

Postretirement expense	$45	$61	$55

Operating income	$1,753	$2,419	$1,775

Income from continuing operations before income taxes	$1,595	$2,192	$1,534
Provision for income taxes	571	863	572

Income from continuing operations	1,024	1,329	962
Losses from discontinued operations, net of tax	—	(216)	—

Net income	$1,024	$1,113	$962

Diluted net income per share	$1.75	$1.90	$1.65

MTM Accounting

Pension
MTM adjustment (1)	$—	$3	$14
Other pension expense (income)	(32)	9	99

Pension expense (income)	$(32)	$12	$113

Postretirement
MTM adjustment (1)	$—	$107	$35
Other postretirement expense	23	43	44

Postretirement expense	$23	$150	$79

Operating income	$1,883	$2,432	$1,763

Income from continuing operations before income taxes	$1,725	$2,205	$1,522
Provision for income taxes	623	868	567

Income from continuing operations	1,102	$1,337	$955
Losses from discontinued operations, net of tax	—	(216)	—

Net income	$1,102	$1,121	$955

Diluted net income per share	$1.88	$1.92	$1.64

Diluted weighted average shares, in thousands	585,868	584,854	583,652

(1)	Actuarial gains and losses outside a 10% corridor are generally recognized annually as of December 31, and accordingly, are recorded in the fourth quarter.

Schedule 2

REYNOLDS AMERICAN INC.

Historical and MTM Pension/Postretirement Accounting by Quarter

(Dollars in Millions, Except Per Share Amounts)

(Unaudited)

	2011			2010
	Q1	Q2	Q3	Q1	Q2	Q3	Q4
Historical Accounting

Pension
Amortization of net loss	$35	$35	$35	$30	$30	$30	$31
Other pension income	(9)	(13)	(7)	(1)	(2)	(2)	(2)

Pension expense	$26	$22	$28	$29	$28	$28	$29

Postretirement
Amortization of net loss	$7	$8	$7	$5	$4	$5	$5
Other postretirement expense	9	6	8	11	10	11	10

Postretirement expense	$16	$14	$15	$16	$14	$16	$15

Operating income	$577	$541	$635	$570	$620	$662	$567

Income from continuing operations before income taxes	$525	$489	$581	$512	$551	$618	$511
Provision for income taxes	172	185	214	214	210	237	202

Income from continuing operations	353	304	367	298	341	381	309
Losses from discontinued operations, net of tax	—	—	—	(216)	—	—	—

Net income	$353	$304	$367	$82	$341	$381	$309

Diluted net income per share	$0.60	$0.52	$0.63	$0.14	$0.58	$0.65	$0.53

MTM Accounting

Pension
MTM adjustment	$—	$—	$—	$—	$—	$—	$3
Other pension expense (income)	(11)	(11)	(10)	3	2	2	2

Pension expense (income)	$(11)	$(11)	$(10)	$3	$2	$2	$5

Postretirement
MTM adjustment	$—	$—	$—	$—	$—	$—	$107
Other postretirement expense	7	8	8	12	9	11	11

Postretirement expense	$7	$8	$8	$12	$9	$11	$118

Operating income	$623	$580	$680	$600	$651	$693	$488

Income from continuing operations before income taxes	$571	$528	$626	$542	$582	$649	$432
Provision for income taxes	190	201	232	226	223	249	170

Income from continuing operations	$381	$327	$394	$316	$359	$400	$262
Losses from discontinued operations, net of tax	—	—	—	(216)	—	—	—

Net income	$381	$327	$394	$100	$359	$400	$262

Diluted net income per share	$0.65	$0.56	$0.67	$0.17	$0.61	$0.68	$0.45

Diluted weighted average shares, in thousands	585,647	585,874	586,082	584,339	584,565	585,011	585,501

Schedule 3

REYNOLDS AMERICAN INC.

Reconciliation of GAAP to Adjusted Results

(Dollars in Millions, Except Per Share Amounts)

(Unaudited)

RAI management uses “adjusted” (non-GAAP) measurements to set performance goals and to measure the performance of the overall company, and believes that investors’ understanding of the underlying performance of the company’s continuing operations is enhanced through the disclosure of these metrics. “Adjusted” (non-GAAP) results are not, and should not be viewed as, substitutes for “reported” (GAAP) results.

	Nine Months	Full Year
	2011	2010	2009
Revised GAAP operating income	$1,883	$2,432	$1,763
Implementation costs	23	60	—
Scott lawsuit	139	—	—
Engle Progeny lawsuits	63	—	—
Asset impairment and exit charges	—	38	—
Goodwill and trademark impairment charges	—	32	567
Restructuring charges	—	—	56

Historical adjustments	225	130	623

MTM adjustment	—	110	49

Revised adjusted operating income	$2,108	$2,672	$2,435

Revised GAAP net income	$1,102	$1,121	$955
Implementation costs	14	37	—
Tax items	(16)	—	—
Scott lawsuit	88	—	—
Engle Progeny lawsuits	39	—	—
Health-care subsidy tax charge	—	27	—
Asset impairment and exit charges	—	33	—
Goodwill and trademark impairment charges	—	30	356
Restructuring charges	—	—	35
Losses from discontinued operations	—	216	—

Historical adjustments	125	343	391

MTM adjustment	—	69	31

Revised adjusted net income	$1,227	$1,533	$1,377

Revised GAAP net income per diluted share	$1.88	$1.92	$1.64
Implementation costs	0.02	0.06	—
Tax items	(0.03)	—	—
Scott lawsuit	0.15	—	—
Engle Progeny lawsuits	0.07	—	—
Health-care subsidy tax charge	—	0.05	—
Asset impairment and exit charges	—	0.06	—
Goodwill and trademark impairment charges	—	0.05	0.61
Restructuring charges	—	—	0.06
Losses from discontinued operations	—	0.37	—

Historical adjustments per diluted share	0.21	0.59	0.67

MTM adjustment	—	0.12	0.05

Revised adjusted net income per diluted share	$2.09	$2.63	$2.36

Schedule 4

REYNOLDS AMERICAN INC.

Reconciliation of GAAP to Adjusted Results by Quarter

(Dollars in Millions, Except Per Share Amounts)

(Unaudited)

RAI management uses “adjusted” (non-GAAP) measurements to set performance goals and to measure the performance of the overall company, and believes that investors’ understanding of the underlying performance of the company’s continuing operations is enhanced through the disclosure of these metrics. “Adjusted” (non-GAAP) results are not, and should not be viewed as, substitutes for “reported” (GAAP) results.

	2011			2010
	Q1	Q2	Q3	Q1	Q2	Q3	Q4
Revised GAAP operating income	$623	$580	$680	$600	$651	$693	$488
Implementation costs	12	3	8	—	17	24	19
Scott lawsuit	—	139	—	—	—	—	—
Engle Progeny lawsuits	—	—	63	—	—	—	—
Asset impairment and exit charges	—	—	—	—	38	—	—
Goodwill and trademark impairment charges	—	—	—	—	—	—	32
Restructuring charges	—	—	—	—	—	—	—

Historical adjustments	12	142	71	—	55	24	51

MTM adjustment	—	—	—	—	—	—	110

Revised adjusted operating income	$635	$722	$751	$600	$706	$717	$649

Revised GAAP net income	$381	$327	$394	$100	$359	$400	$262
Implementation costs	7	2	5	—	11	15	11
Tax items	(16)	—	—	—	—	—	—
Scott lawsuit	—	88	—	—	—	—	—
Engle Progeny lawsuits	—	—	39	—	—	—	—
Health-care subsidy tax charge	—	—	—	27	—	—	—
Asset impairment and exit charges	—	—	—	—	33	—	—
Goodwill and trademark impairment charges	—	—	—	—	—	—	30
Restructuring charges	—	—	—	—	—	—	—
Losses from discontinued operations	—	—	—	216	—	—	—

Historical adjustments	(9)	90	44	243	44	15	41

MTM adjustment	—	—	—	—	—	—	69

Revised adjusted net income	$372	$417	$438	$343	$403	$415	$372

Revised GAAP net income per diluted share	$0.65	$0.56	$0.67	$0.17	$0.61	$0.68	$0.45
Implementation costs	0.01	—	0.01	—	0.02	0.03	0.02
Tax items	(0.02)	—	—	—	—	—	—
Scott lawsuit	—	0.15	—	—	—	—	—
Engle Progeny lawsuits	—	—	0.06	—	—	—	—
Health-care subsidy tax charge	—	—	—	0.05	—	—	—
Asset impairment and exit charges	—	—	—	—	0.06	—	—
Goodwill and trademark impairment charges	—	—	—	—	—	—	0.05
Restructuring charges	—	—	—	—	—	—	—
Losses from discontinued operations	—	—	—	0.37	—	—	—

Historical adjustments per diluted share	(0.01)	0.15	0.07	0.42	0.08	0.03	0.07

MTM adjustment	—	—	—	—	—	—	0.12

Revised adjusted net income per diluted share	$0.64	$0.71	$0.74	$0.59	$0.69	$0.71	$0.64

Schedule 5

REYNOLDS AMERICAN INC.

Reconciliation of GAAP to Adjusted Operating Income by Segment

The R.J. Reynolds segment consists of the primary operations of R. J. Reynolds Tobacco Company, the second-largest tobacco company in the United States and which also manages a contract manufacturing business.

The American Snuff segment consists of the primary operations of American Snuff Company, LLC, the second-largest smokeless tobacco products manufacturer in the United States, and Lane, Limited until its sale on February 28, 2011.

Management uses “adjusted” (non-GAAP) measurements to set performance goals and to measure the performance of the company, and believes that investors’ understanding of the underlying performance of the company’s continuing operations is enhanced through the disclosure of these metrics.

			Full Year
	Nine Months 2011		2010		2009
	R.J.	American	R.J.	American	R.J.	American
	Reynolds	Snuff	Reynolds	Snuff	Reynolds	Snuff
GAAP revised operating income	$1,523	$255	$2,084	$320	$1,481	$276

The GAAP results include the following:
Implementation costs included in cost of products sold and selling, general and administrative expenses	16	3	26	20	—	—
Scott lawsuit	139	—	—	—	—	—
Engle Progeny lawsuits	63	—	—	—
Asset impairment and exit charges	—	—	24	—	—	—
Goodwill and trademark impairment charges	—	—	—	32	491	76
Restructuring charges	—	—	—	—	56	—

Historical adjustments	218	3	50	52	547	76
MTM adjustment	—	—	105	2	39	—

Adjusted revised operating income	$1,741	$258	$2,239	$374	$2,067	$352

Schedule 6

REYNOLDS AMERICAN INC.

Reconciliation of GAAP to Adjusted Operating Income by Segment by Quarter

The R.J. Reynolds segment consists of the primary operations of R. J. Reynolds Tobacco Company, the second-largest tobacco company in the United States and which also manages a contract manufacturing business.

The American Snuff segment consists of the primary operations of American Snuff Company, LLC, the second-largest smokeless tobacco products manufacturer in the United States, and Lane, Limited until its sale on February 28, 2011.

Management uses “adjusted” (non-GAAP) measurements to set performance goals and to measure the performance of the company, and believes that investors’ understanding of the underlying performance of the company’s continuing operations is enhanced through the disclosure of these metrics.

	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
	2011
	Q1		Q2		Q3
	R.J.	American	R.J.	American	R.J.	American
	Reynolds	Snuff	Reynolds	Snuff	Reynolds	Snuff
GAAP revised operating income	$506	$86	$457	$80	$560	$89

The GAAP results include the following:
Implementation costs	8	2	3	—	5	1
Scott lawsuit	—	—	139	—	—	—
Engle Progeny lawsuits	—	—	—	—	63	—

Historical adjustments	8	2	142	—	68	1

Adjusted revised operating income	$514	$88	$599	$80	$628	$90

	$0.00.0	$0.00.0	$0.00.0	$0.00.0	$0.00.0	$0.00.0	$0.00.0	$0.00.0
	2010
	Q1		Q2		Q3		Q4
	R.J.	American	R.J.	American	R.J.	American	R.J.	American
	Reynolds	Snuff	Reynolds	Snuff	Reynolds	Snuff	Reynolds	Snuff
GAAP revised operating income	$498	$84	$570	$75	$589	$94	$427	$67

The GAAP results include the following:
Implementation costs	—	—	3	11	11	7	12	2
Asset impairment and exit charges	—	—	—	—	—	—	—	32
Goodwill and trademark impairment charges	—	—	24	—	—	—	—	—

Historical adjustments	—	—	27	11	11	7	12	34
MTM adjustment	—	—	—	—	—	—	105	2

Adjusted revised operating income	$498	$84	$597	$86	$600	$101	$544	$103